SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 13, 2004

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                       STARTECH ENVIRONMENTAL CORPORATION
             (Exact name of registrant as specified in its charter)

            Colorado                       0-25312              84-1286576

  (State or other jurisdiction of   (Commission file number)  (I.R.S. employer
   incorporation or organization)                            identification no.)


             15 Old Danbury Road
                  Suite 203                                       06897
                  Wilton, CT                                    (Zip code)
   (Address of principal executive offices)


       Registrant's telephone number, including area code: (203) 762-2499

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                                   ATMI, INC.
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                           Page
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Item 5.02.  Departure of Directors or Principal Officers;
            Election of Directors; Appointment of Principal Officers.........3

Item 5.03.  Amendments to Articles of Incorporation or Bylaws;
            Changes in Fiscal Year...........................................3

Item 9.01.  Exhibits.........................................................3

Signature....................................................................4




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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

      (b) On August 13, 2004, the Board of Directors of the Registrant accepted the resignation of Joseph F. Longo as Treasurer and Secretary of the Registrant and appointed Peter J. Scanlon, the Chief Financial Officer of the Registrant to succeed Mr. Longo as Treasurer and Secretary until his successor has been duly appointed or until his earlier death, resignation or removal. Mr. Longo retained the position of Chief Operating Officer of the Registrant.

      (c) On September 30, 2004, the Board of Directors of the Registrant approved the terms of an employment agreement by and between the Registrant and Joseph F. Longo (the "Employment Agreement"), pursuant to which Mr. Longo will serve as the Registrant's Chief Operating Officer, provided that, upon the earlier expiration or termination of the employment agreement between the Registrant and Joseph S. Klimek, the Registrant's Chief Executive Officer and President, and the approval of the Board of Directors of the Registrant, Mr. Longo shall cease to serve as Chief Operating Officer and shall assume the title of Chief Executive Officer and President of the Registrant. Pursuant to the terms of the Employment Agreement, Mr. Longo will be paid an annual salary of $157,500 for so long as Mr. Longo serves as Chief Operating Officer, provided that when and if Mr. Longo becomes Chief Executive Officer and President, Mr. Longo will be paid an annual salary of $185,000. The term of the Employment Agreement is three years, effective as of January 1, 2004, unless extended by the Registrant. A copy of the Employment Agreement is filed as Exhibit 5.02 to this Report on Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

      (a) On August 13, 2004, the Board of Directors of the Registrant approved Amended and Restated Bylaws of the Registrant to update certain provisions to conform to the Colorado Business Corporation Act, as currently in effect. A copy of the Amended and Restated Bylaws is filed as Exhibit 5.03 to this Report on Form 8-K.

Item 9.01.  Exhibits.

Exhibit No.       Description
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5.02              Employment Agreement, dated as of January 1, 2004, by and
                  between Joseph F. Longo and Startech Environmental
                  Corporation.

5.03              Amended and Restated Bylaws of Startech Environmental
                  Corporation.







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2004

                                    STARTECH ENVIRONMENTAL CORPORATION



                                    By: /s/ Peter J. Scanlon
                                       ----------------------------------------
                                       Peter J. Scanlon
                                       Chief Financial Officer, Treasurer and
                                       Secretary




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